UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                   FORM 8-K/A


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


                                December 24, 2003

                Date of Report (Date of earliest reported event)


                                 10Charge, Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its chapter)


          Delaware                      0-49934                04-3701677
  ---------------------------    ----------------------  ----------------------
 (State or other jurisdiction   (Commission File Number)     (IRS Employer
      of incorporation)                                    Identification No.)


                  Erdoalja utca 12, Pilisjaszfalu, 2080 Hungary
               --------------------------------------------------

                    (Address of principal executive offices)



                                 36-20-943-3331
                          ----------------------------
               Registrant's telephone number, including area code

                                 10CHARGE, INC.

      This Current Report on Form 8-K/A, Amendment No. 1 amends the Current Report on Form 8-K filed by 10Charge, Inc. on January 6, 2004 (Date of Earliest Event Reported December 24, 2003) solely to add the financial statements of the business acquired as required by Item 7(a) and the pro forma financial information required by Item 7(b).

Item 7. Financial Statements and Exhibits

      (a)   Financial Statements of Business Acquired

            The financial statement of 10Charge, Kft. (Kft), an acquired business.

      (b)   Unaudited Pro Forma Financial Information

      (c)   Exhibits:

              23.1     Consent of Accountants

Item 7. Financial Statements and Exhibits

      (a)   Financial Statements of Business Acquired

            The financial statement of 10Charge, Kft, an acquired business.

Basis of Presentation

      The financial statements of 10Charge, Kft (Kft), a Hungarian company located in Budapest, Hungary, were prepared in accordance with International Accounting Standards (IAS). These financial statements were presented in thousands of Hungarian florints (THUF) and prepared under the historical cost convention, except as disclosed in the accounting policies below. The notes to the financial statements also conform with Hungarian accounting.

        Annual Financial Statements and Unqualified Opinion for the years

                                30 September 2003
                                31 December 2002
                                31 December 2001


CONTENTS                                                                   3
UNQUALIFIED OPINION                                                        4
BALANCE SHEET                                                              5
PROFIT AND LOSS ACCOUNT                                                    7
STOCKHOLDERS' EQUITY STATEMENTS                                            8
CASH-FLOW STATEMENT                                                        9
Note 1 General information                                                10
Note 2 Most important accounting principles                               11
Note 3 Deferred tax assets                                                14
Note 4 Other receivables                                                  14
Note 5 Intangible and tangible assets                                     14
Note 6 Accounts payable, accruals and deferred income                     17
Note 7 Loans from related parties                                         18
Note 8 Stockholders' equity                                               18
Note 9 Loans provided to related parties                                  18
Note 10 Sales income                                                      18
Note 11 Direct sales costs                                                19
Note 12 Operating costs                                                   19
Note 13 Research and development costs                                    19
Note 14 Net financing result                                              20
Note 15 Analysis of exchange rate, credit and interest risks              20
Note 16 Transactions connected with related parties                       20
Note 17 Expected liabilities                                              20
Note 18 Events occurring after the closure of the balance sheet           20

UNQUALIFIED OPINION

      To the owners of 10 Charge Kft.

      We have audited the enclosed balance sheets of 10 Charge Kft. (the "Company") for the periods ended 30 September 2003, 31 December 2002 and 31 December 2001, as well as the Company's profit and loss accounts, stockholders' equity statements and cash flow statements for the periods ended 30 September 2003, 31 December 2002 and 31 December 2001. The responsibility for the preparation of the financial statements rests with the Company's management. Our responsibility is to express an opinion on the financial statements based on our audit.

      We performed our audit in accordance with the International Standards on Auditing. In accordance with the above standards, in the course of our audit we had to obtain reasonable assurance of whether the financial statements contain any material misstatement. An audit includes examining, on a test basis, documents supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles applied and significant estimates made by the management as well as evaluating the overall financial statement presentation. We believe that our work provides a reasonable basis for our opinion.

      In our opinion the above statements present a true and fair view in accordance with the International Financial Reporting Standards of all significant aspects of the property and financial situation of 10 Charge Kft. as at 30 September 2003, 31 December 2002 and 31 December 2001 and of the consolidated results, cash flows and the stockholders' equity statements for the periods ended on 30 September 2003, 31 December 2002 and 31 December 2001.

Budapest, Hungary, 30 January 2004.

/s/ BDO Kontroll Kft.
-----------------------
BDO Kontroll Kft.

BALANCE SHEET

THUF

                                     NOTE         30 SEPTEMBER 2003      31 DECEMBER 2002  31 DECEMBER 2001
-----------------------------------------------------------------------------------------------------------
ASSETS
-----------------------------------------------------------------------------------------------------------
Current assets:
-----------------------------------------------------------------------------------------------------------
Cash & cash equivalents                                    7274                 1537                  1087
-----------------------------------------------------------------------------------------------------------
Accounts receivable, net, other
accounts receivable, prepaid expenses   4                  6302                 2739                  1100
-----------------------------------------------------------------------------------------------------------
Loans given to related parties          9                 10818                    0                     0
-----------------------------------------------------------------------------------------------------------
Receivables to related parties          9                     0                    0                     0
-----------------------------------------------------------------------------------------------------------
Deferred tax assets                     3                  1535                 1535                   704
-----------------------------------------------------------------------------------------------------------
Total current assets                                      25929                 5811                  2891
-----------------------------------------------------------------------------------------------------------
Non-current assets:
-----------------------------------------------------------------------------------------------------------
Tangible assets                         5                  1833                 1890                  2178
-----------------------------------------------------------------------------------------------------------
Intangible assets
 (Intellectual products)                5                  1082                   43                    66
-----------------------------------------------------------------------------------------------------------
Non-current assets                                         2915                 1933                  2244
-----------------------------------------------------------------------------------------------------------
TOTAL ASSETS                                              28844                 7744                  5135
-----------------------------------------------------------------------------------------------------------

THUF

                                            NOTE       30 SEPTEMBER 2003     31 DECEMBER 2002     31 DECEMBER 2001
------------------------------------------------------------------------------------------------------------------
LIABILITIES
------------------------------------------------------------------------------------------------------------------
Short-term liabilities:
------------------------------------------------------------------------------------------------------------------
Accounts payable and
 accruals and deferred income           6                   425                    0                     0
------------------------------------------------------------------------------------------------------------------
Tax liabilities                                             307                  251                    68
------------------------------------------------------------------------------------------------------------------
Total short-term liabilities                                732                  251                    68
------------------------------------------------------------------------------------------------------------------
Long-term liabilities:
------------------------------------------------------------------------------------------------------------------

Long-term loans from related parties    7                  1900                 7650                  3000
------------------------------------------------------------------------------------------------------------------
Total long-term liabilities                                1900                 7650                  3000
------------------------------------------------------------------------------------------------------------------
Stockholders' equity:
------------------------------------------------------------------------------------------------------------------
Common stock                            8                  4840                 4070                  3000
------------------------------------------------------------------------------------------------------------------
Additional paid-in capital                                22560                 3830                  2760
------------------------------------------------------------------------------------------------------------------
Undistributable reserve                 8                 6.000
------------------------------------------------------------------------------------------------------------------
Accumulated profit                                        -7188                -8057                 -3693
------------------------------------------------------------------------------------------------------------------
Total stockholders' equity                                26212                 -157                  2067
------------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES                                         28844                 7744                  5135
------------------------------------------------------------------------------------------------------------------



PROFIT AND LOSS ACCOUNT

THUF


                                      NOTE         30 SEPTEMBER 2003      31 DECEMBER 2002        31 DECEMBER 2001
------------------------------------------------------------------------------------------------------------------
Sales income                           10                 13066                    0                     0
------------------------------------------------------------------------------------------------------------------
Direct sales costs                     11                  1000                    0                     0
------------------------------------------------------------------------------------------------------------------
Gross profit                                              12066                    0                     0
------------------------------------------------------------------------------------------------------------------
Sales, general and administrative costs                    9017                 3481                  2838
------------------------------------------------------------------------------------------------------------------
Research and development               13                  2004                 1716                  1580
------------------------------------------------------------------------------------------------------------------
Other income                                                  0                    0                     0
------------------------------------------------------------------------------------------------------------------
Other expenditure                                           258                    0                     0
------------------------------------------------------------------------------------------------------------------
Operating profit                       12                   787                -5197                 -4418
------------------------------------------------------------------------------------------------------------------
Net financial profit                   14                    82                    2                    21
------------------------------------------------------------------------------------------------------------------
Taxes                                                         0                    0                     0
------------------------------------------------------------------------------------------------------------------
Deferred tax                                                  0                  831                   704
------------------------------------------------------------------------------------------------------------------
NET PROFIT (LOSS) FOR THE YEAR                              869                -4364                 -3693
------------------------------------------------------------------------------------------------------------------



STOCKHOLDERS' EQUITY STATEMENTS

THUF

                                  SHAREHOLDERS'          ADDITIONAL       UNDISTRIBUTABLE         ACCUMULATED
                                     EQUITY            PAID IN CAPITAL        RESERVES           PROFIT (LOSS)      TOTAL
-------------------------------------------------------------------------------------------------------------------------
11 April 2001                        3000                                                                            3000
-------------------------------------------------------------------------------------------------------------------------
Net profit (loss) for the year                                                                       -3693          -3693
-------------------------------------------------------------------------------------------------------------------------
Additional paid-in
 capital increasing                                        2760                                                      2760
-------------------------------------------------------------------------------------------------------------------------
31 December 2001                     3000                  2760                    0                 -3693           2067
-------------------------------------------------------------------------------------------------------------------------
Net profit (loss) for the year                                                                       -4364          -4364
-------------------------------------------------------------------------------------------------------------------------
Capital increasing                   1070                                                                            1070
-------------------------------------------------------------------------------------------------------------------------
Additional paid-in capital                                 1070                                                      1070
increasing
-------------------------------------------------------------------------------------------------------------------------
31 December 2002                     4070                  3830                    0                 -8057           -157
-------------------------------------------------------------------------------------------------------------------------
Net profit (loss) for the year                                                                         869            869
-------------------------------------------------------------------------------------------------------------------------
Capital increasing                    770                                                                             770
-------------------------------------------------------------------------------------------------------------------------
Additional paid-in
 capital increasing                                       18730                                                     18730
-------------------------------------------------------------------------------------------------------------------------
Additional contribution                                                         6000                                 6000
-------------------------------------------------------------------------------------------------------------------------
30 September 2003                    4840                 22560                 6000                 -7188          26212
-------------------------------------------------------------------------------------------------------------------------


CASH-FLOW STATEMENT


THUF

                                                    30 SEPTEMBER 2003     31 DECEMBER 2002     31 DECEMBER 2001
---------------------------------------------------------------------------------------------------------------
OPERATIONS
---------------------------------------------------------------------------------------------------------------
Net income                                                  869                 -4364                -3693
---------------------------------------------------------------------------------------------------------------
Depreciation                                               1239                  905                   531
---------------------------------------------------------------------------------------------------------------
Increase in current assets                                -3564                -2470                 -1804
---------------------------------------------------------------------------------------------------------------
Increase in current liabilities                             481                  183                    68
---------------------------------------------------------------------------------------------------------------
NET CASH USED FOR OPERATIONS                               -975                -5746                 -4898
---------------------------------------------------------------------------------------------------------------
INVESTING
---------------------------------------------------------------------------------------------------------------
Tangible assets, intangible assets                        -2220                 -594                 -2775
---------------------------------------------------------------------------------------------------------------
NET CASH USED FOR INVESTING                               -2220                 -594                 -2775
---------------------------------------------------------------------------------------------------------------
FINANCING
---------------------------------------------------------------------------------------------------------------
Capital increasing                                          770                 1070                  3000
---------------------------------------------------------------------------------------------------------------
Additional paid-in capital increasing                     18730                 1070                  2760
---------------------------------------------------------------------------------------------------------------
Additional contribution                                    6000                    0                     0
---------------------------------------------------------------------------------------------------------------
Increase in loans from related parties                    -5750                 4650                  3000
---------------------------------------------------------------------------------------------------------------
Increase in loans to related parties                     -10818                    0                     0
---------------------------------------------------------------------------------------------------------------
NET CASH FROM FINANCING                                    8932                 6790                  8760
---------------------------------------------------------------------------------------------------------------
NET CHANGE IN CASH AND EQUIVALENTS                         5737                  450                  1087
---------------------------------------------------------------------------------------------------------------
CASH AND EQUIVALENTS, BEGINNING OF PERIOD                  1537                 1087                     0
---------------------------------------------------------------------------------------------------------------
CASH AND EQUIVALENTS, END OF PERIOD                        7274                 1537                  1087
---------------------------------------------------------------------------------------------------------------

Note 1 General information


         - registered office             Budapest, 508 u. 23.


         - form of operation             limited liability company


         - date of establishment         11 April 2001


         - date of incorporation         23 May 2001


         - business year                 01 January -31 December


         - major activities              manufacture of electronic parts (3210)

         - account-keeping bank          Kereskedelmi es Hitelbank Rt.

         - ownership structure           Attila Reisz               1380 units
                                         Jozsef Marinka-Toth        1380 units
                                         Ferenc Rozsnyai            1380 units
                                         Laszlo Gero                 100 units
                                         Laszlo Kollar               100 units
                                         Zoltan Fauszt               100 units
                                         Eva Majus                   100 units
                                         Agnes Verebelyi             100 units
                                         Henri-Edouar Russerberger   100 units
                                         Jeno Duda                   100 units

10 CHARGE Kft. is primarily engaged in experimental research. The purpose of its establishment is to develop as successfully as possible and to sell on the market the quick charger technology based on the patent to be owned by the company.

Person authorised to sign the financial statements:  Jozsef Marinka-Toth
                                                     1173 Budapest, Hungary
                                                     508. u. 23.

NOTE 2 MOST IMPORTANT ACCOUNTING PRINCIPLES

Major accounting principles used in preparing the financial statements:

2.1. Basis

10 Charge Kft. (the "Company") keeps and prepares its official accounting certificates and the annual financial statements in the currency and according to the lawful accounting regulations of the country of its incorporation.

The enclosed annual financial statements have been prepared in accordance with the IFRS and are based on accounting certificates prepared for lawful purposes which have been adjusted by us to reflect the differences between the lawful accounting regulations and the IFRS.

The statements concerning the Company have been compiled in Hungarian forint.

2.2. Basis of accounting settlement

The enclosed financial statements have been prepared on the basis of the principle of cost price. The items of the profit and loss account have been stated on the basis of the principle of deferring. As necessary, the comparative data have also been transferred in order to meet the changes in the year in question.

2.3. Basis of consolidation

The Company is not subject to making consolidated financial statements.

2.4. FX-transactions

In the balance sheet, the FX-payment accounts and the foreign exchange stock as well as the receivables and the payables are valuated by the Company at the official exchange rate valid on the turning date of the financial statements. Income and expenditure in foreign exchange are valuated at the exchange rate valid on the day of the transaction. Exchange gain (loss), if any, is stated in the profit and loss account under the income from, and expenditure on, financial transactions.

2.5. Sales revenue

The sales revenue from sales transactions is shown as of performance in accordance with the terms and conditions of the supply contracts. The sales revenue does not include VAT. All other income and expenditure are settled in the relevant period on the basis of the matching principle.

2.6. Tangible assets

Tangible assets are shown at acquisition cost or cost of manufacture after the deduction of depreciation. Depreciation is calculated in respect of the useful life of the asset in question applying the linear method as follows: Tangible assets:
                           Real estate                                   2%
                           Other equipment:
                           Acquisition value under HUF 50 th           100%
                           Computer equipment                           33%
                           Other office equipment                     14,5%
                           Vehicles                                     20%

Depreciation is calculated in respect of tangible assets from the day of their putting into operation.

The book value of tangible assets is annually revised and depreciation is applied if the book value is permanently higher than the market value. If it is necessary, the market value of the asset is calculated and unplanned depreciation is performed based on the market price. If it is impossible to determine the market value of an asset, then the Company determines the market value of the asset group to which the asset in question belongs.

If the estimated market value of real estates, equipment and other tangible assets is lower than the book value, depreciation is stated equal to the difference of the market value and the book value.

2.7. Intangible assets

Intangible assets are stated in the consolidated balance sheet at cost price, with cumulative depreciation deducted. Amortisation is calculated using the linear method on the basis of the estimated useful life, as follows:

                  Property rights            15%
                  Intellectual products:     33%
                  Goodwill                   20%

The carrying amount of intangible assets is annually revised and modified if it is necessary due to permanent loss of value.

2.8. Impairment loss

The value of tangible and intangible assets is reviewed upon making the balance sheet in order to state impairment loss, if any, occurring in respect of the assets in question. If such a change occurs, the expected recoverable amount of the asset must be estimated in order to assess the necessary impairment loss. If the expected recoverable amount of the assets is less than the carrying amount, then the book value of the asset must be reduced to the expected recoverable amount.

2.9. Accounts receivable

Accounts receivable are stated at the invoiced value recognised by the other party until being paid or becoming a bad debt. The receivables are included in the balance sheet net, at value after the deduction of allowances.

2.10. Corporate tax

The amount of corporate tax payable annually is based on tax payment obligations in accordance with the financial regulations of the country in which the Company operates; it is modified based upon deferred tax liabilities. The Company applies the liabilities method to calculating income taxes.

Deferred tax assets and liabilities are calculated using the tax rate applicable to the relevant period during which the difference in time to which such deferred tax assets and liabilities relate are expectedly recovered. Deferred tax obligation is recognised in respect of each temporary taxable difference, unless it is related to goodwill or the initial recognition of an asset or obligation. The Company books deferred tax on that carry forward losses expected to be recovered. Deferred tax is only applied if it results in possible future tax savings.

2.11. The real market value of financial instruments

The book value of certain financial instruments, such as cash and short-term receivables and liabilities, are close to the real market value due to the short term. The book value of short-term loans is also close to the real market value.

2.12. Cash flow statement

For the purposes of the cash flow statement, cash and cash equivalents include cash in hand, bank account and current account stock as well as bank deposits which expire within three months from the turning date of the balance sheet.

2.13 R+D costs

The R+D costs include direct material costs, wages, consultancy fees and depreciation relating to R+D activities. R+D costs are not activated by the Company.

Note 3 Deferred tax assets

THUF


                                              30 SEPTEMBER 2003*    31 DECEMBER 2002      31 DECEMBER 2001
-----------------------------------------------------------------------------------------------------------
Total losses carried forward                              -9592                -9592                 -4397
-----------------------------------------------------------------------------------------------------------
Deferred tax (Enacted tax rate 16%)                           0                  831                   704
-----------------------------------------------------------------------------------------------------------
Deferred tax assets                                        1535                 1535                   704
-----------------------------------------------------------------------------------------------------------

* Deferred tax has not been calculated since this is not a tax payment period.


NOTE 4 OTHER RECEIVABLES


THUF

                              30 SEPTEMBER 2003     31 DECEMBER 2002       31 DECEMBER 2001
----------------------------------------------------------------------------------------------

Reclaimable taxes (VAT)              3291                 1903                   964
----------------------------------------------------------------------------------------------
Advances                              136                  836                   136
----------------------------------------------------------------------------------------------
Trade accounts receivable            2875
----------------------------------------------------------------------------------------------
                                     6302                  2739                 1100
----------------------------------------------------------------------------------------------

NOTE 5 INTANGIBLE AND TANGIBLE ASSETS

                                31 December 2001

Changes to the gross value of the assets

THUF
------------------------------------------------------------------------------------------------------------------
                                   GROSS VALUE,                                                    GROSS VALUE,
 DESCRIPTION                    BEGINNING OF PERIOD       ADDITIONS      MID-YEAR DECREASE        END OF PERIOD
------------------------------------------------------------------------------------------------------------------
Intangible assets                                            70                                         70
- property rights
- intellectual products*                                     70                                         70
------------------------------------------------------------------------------------------------------------------
Tangible assets                     1 960                   745                                      2 705
- real estates
- machines, equipment               1 960                   745                                      2 705
- assets in the course of
construction
------------------------------------------------------------------------------------------------------------------


*     Other costs of patents


Changes to the net value of the assets

THUF
------------------------------------------------------------------------------------------------------------------
                                                       NET VALUE,            NET VALUE,
DESCRIPTION                                       BEGINNING OF PERIOD      END OF PERIOD
------------------------------------------------------------------------------------------------------------------
Intangible assets                                                                 66
- property rights
- intellectual products                                                           66
------------------------------------------------------------------------------------------------------------------
Tangible assets                                           1 960                2 178
- real estates
- machines, equipment                                     1 960                2 178
- assets in the course of construction
------------------------------------------------------------------------------------------------------------------
Depreciation of assets



THUF
         DESCRIPTION                   PLANNED,       PLANNED,        UNPLANNED OR      IMMEDIATE, UNDER   TOTAL
                                        LINEAR       DEGRESSIVE      EXTRAORDINARY         HUF 50 TH
-----------------------------------------------------------------------------------------------------------------
Intangible assets                            4                                                               4
- property rights
- goodwill
- intellectual products                      4                                                               4
-----------------------------------------------------------------------------------------------------------------
Tangible assets                            522                                                    5        527
- real estate
- machines, equipment                      522                                                    5        527
- assets in the course of construction
-----------------------------------------------------------------------------------------------------------------

                                31 December 2002

Changes to the gross value of the assets

THUF

            DESCRIPTION                  GROSS VALUE,       ADDITIONS    MID-YEAR DECREASE    GROSS VALUE, END OF
                                     BEGINNING OF PERIOD                                            PERIOD
-------------------------------------------------------------------------------------------------------------------
Intangible assets                                       70                                                      70
- property rights
- intellectual products                                 70                                                      70
-------------------------------------------------------------------------------------------------------------------
Tangible assets                                      2 705          594                                      3 299
- real estates
- machines, equipment                                2 705          594                                      3 299
- assets in the course of
construction
-------------------------------------------------------------------------------------------------------------------



Changes to the net value of the assets

THUF

              DESCRIPTION                                 NET VALUE,            NET VALUE,
                                                     BEGINNING OF PERIOD      END OF PERIOD
---------------------------------------------------------------------------------------------------
Intangible assets                                            66                   43
- property rights
- intellectual products                                      66                   43
---------------------------------------------------------------------------------------------------
Tangible assets                                           2 178                1 890
- real estates
- machines, equipment                                     2 178                1 890
- assets in the course of construction
---------------------------------------------------------------------------------------------------

Depreciation of assets

THUF
-------------------------------------------------------------------------------------------------------------------
         DESCRIPTION               PLANNED,            PLANNED,        UNPLANNED OR     IMMEDIATE, UNDER    TOTAL
                                    LINEAR            DEGRESSIVE      EXTRAORDINARY         HUF 50 TH
-------------------------------------------------------------------------------------------------------------------
Intangible assets                      23                                                                       23
- property rights
- goodwill
- intellectual products                23                                                                       23
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
Tangible assets                       777                                                              105     882
- real estates
- machines, equipment                 777                                                              105     882
- assets in the course of
construction
-------------------------------------------------------------------------------------------------------------------


                                30 September 2003

Changes to the gross value of the assets

THUF

            DESCRIPTION        GROSS VALUE, BEGINNING    ADDITIONS   MID-YEAR DECREASE      GROSS VALUE, END OF
                                     OF PERIOD                                                   PERIOD
---------------------------------------------------------------------------------------------------------------------
Intangible assets                      70                 1 122                                      1 192
- property rights
- intellectual products                70                 1 122                                      1 192
---------------------------------------------------------------------------------------------------------------------
Tangible assets                     3 299                 1 098                                      4 397
- real estates
- machines, equipment               3 299                 1 098                                      4 397
- assets in the
  course of construction
---------------------------------------------------------------------------------------------------------------------



Changes to the net value of the assets

THUF
---------------------------------------------------------------------------------------------------
              DESCRIPTION                NET VALUE, BEGINNING OF PERIOD  NET VALUE, END OF PERIOD
---------------------------------------------------------------------------------------------------
Intangible assets                                                     43                     1 082
- property rights
- intellectual products                                               43                     1 082
---------------------------------------------------------------------------------------------------
Tangible assets                                                    1 890                     1 834
- real estates
- machines, equipment                                              1 890                     1 834
- assets in the course of construction
---------------------------------------------------------------------------------------------------

Depreciation of assets
THUF
---------------------------------------------------------------------------------------------------------------
         DESCRIPTION              PLANNED,       PLANNED,        UNPLANNED OR      IMMEDIATE, UNDER    TOTAL
                                   LINEAR       DEGRESSIVE      EXTRAORDINARY         HUF 50 TH
---------------------------------------------------------------------------------------------------------------
Intangible assets                          82                                                               82
- property rights
- goodwill
- intellectual products                    82                                                               82
---------------------------------------------------------------------------------------------------------------
Tangible assets                         1 081                                                    76      1 157
- real estates
- machines, equipment                   1 081                                                    76      1 157
- assets in the course of construction
---------------------------------------------------------------------------------------------------------------


NOTE 6 ACCOUNTS PAYABLE, ACCRUALS AND DEFERRED INCOME
THUF

---------------------------------------------------------------------------------------
                      30 SEPTEMBER 2003       31 DECEMBER 2002         31 DECEMBER 2001
---------------------------------------------------------------------------------------

Accounts payable                       75                     0                    0
---------------------------------------------------------------------------------------
Tax liabilities                       307                   251                   68
---------------------------------------------------------------------------------------
Other                                 350                     0                    0
---------------------------------------------------------------------------------------
                                      732                   251                   68
---------------------------------------------------------------------------------------




NOTE 7 LOANS FROM RELATED PARTIES
THUF
-----------------------------------------------------------------------------------------
                            30 SEPTEMBER 2003       31 DECEMBER 2002     31 DECEMBER 2001
-----------------------------------------------------------------------------------------
Loan from member                     1900                  7650                 3000
-----------------------------------------------------------------------------------------
                                     1900                  7650                 3000
-----------------------------------------------------------------------------------------


The Loan from members shows the status as at the turning date of the interest-free loan provided by Attila Reisz in accordance with financing needs.

NOTE 8 STOCKHOLDERS' EQUITY

The Company's equity is HUF 4,840,000, that is, four million eight hundred and forty HUF. The ownership structure was described under Point 1. Own Equity contains additionally paid-in capital to cover 2003 year losses in an amount of HUF 6 million which is a restraint on dividend payments therefore shown as a reserve.

NOTE 9 LOANS PROVIDED TO RELATED PARTIES

THUF


--------------------------------------------------------------------------------------
                            30 SEPTEMBER 2003      31 DECEMBER 2002   31 DECEMBER 2001
--------------------------------------------------------------------------------------
Loans provided                      10818                     0                     0
--------------------------------------------------------------------------------------

On 22 July, 2003, a loan was provided to Attila Reisz in the amount of USD
45,000. The loan will expire on 31 January 2004. The loan must be repaid in HUF, the interest is equal to the base rate of interest at the bank of issue. The aim of the Loan was to acquire the shares of Floridian Venture. After that transaction the Company was renamed to 10Charge Inc. The amount contains current year interest in HUF 207,000.

NOTE 10 SALES INCOME

THUF
---------------------------------------------------------------------------------------------------------------

                                 30 SEPTEMBER 2003    31 DECEMBER 2002      31 DECEMBER 2001
---------------------------------------------------------------------------------------------------------------
Export Sales                        13066                     0                     0
---------------------------------------------------------------------------------------------------------------
Sum                                 13066                     0                     0
---------------------------------------------------------------------------------------------------------------



NOTE 11 DIRECT SALES COSTS

THUF
------------------------------------------------------------------------------------------------------------------
                                30 SEPTEMBER 2003      31 DECEMBER 2002      31 DECEMBER 2001
------------------------------------------------------------------------------------------------------------------
Other direct cost of sales           1000                     0                     0
------------------------------------------------------------------------------------------------------------------
Sum                                  1000                     0                     0
------------------------------------------------------------------------------------------------------------------

NOTE 12 OPERATING COSTS
Operating costs per cost type and other income-expenditure:

THUF
------------------------------------------------------------------------------------------------------------------

                               30 SEPTEMBER 2003      31 DECEMBER 2002        31 DECEMBER 2001
------------------------------------------------------------------------------------------------------------------
Depreciation of tangible
 and intangible assets               1239                   905                   531
------------------------------------------------------------------------------------------------------------------
Material-type costs                  9367                  3440                  3311
------------------------------------------------------------------------------------------------------------------
Payroll and related expenditure      1415                   852                   576
------------------------------------------------------------------------------------------------------------------
Other income                            0                     0                     0
------------------------------------------------------------------------------------------------------------------
Other expenditure                     258                     0                     0
------------------------------------------------------------------------------------------------------------------
Total operating costs               12279                  5197                  4418
------------------------------------------------------------------------------------------------------------------

The Other expenditure consists of the following items:
THUF


                              30 SEPTEMBER 2003       31 DECEMBER 2002    31 DECEMBER 2001
------------------------------------------------------------------------------------------
Local and other taxes                 258                     0                     0
------------------------------------------------------------------------------------------
Other expenditure                     258                     0                     0
------------------------------------------------------------------------------------------



NOTE 13 RESEARCH AND DEVELOPMENT COSTS
THUF
------------------------------------------------------------------------------------------
                              30 SEPTEMBER 2003        31 DECEMBER 2002   31 DECEMBER 2001
------------------------------------------------------------------------------------------
R+D costs                            2004                  1716                  1580
------------------------------------------------------------------------------------------
R+D                                  2004                  1716                  1580
------------------------------------------------------------------------------------------

The R+D costs include the direct costs of R+D activities in the period in question. In accordance with the Company's decision, such expenditure is not capitalized.



NOTE 14 NET FINANCING RESULT
THUF

                             30 SEPTEMBER 2003        31 DECEMBER 2002       31 DECEMBER 2001
---------------------------------------------------------------------------------------------
Interest received                     209                     2                    21
---------------------------------------------------------------------------------------------
Exchange gain                           0                     0                     0
---------------------------------------------------------------------------------------------
Income from financing                 209                     2                    21
---------------------------------------------------------------------------------------------



THUF

                            30 SEPTEMBER 2003     31 DECEMBER 2002           31 DECEMBER 2001
---------------------------------------------------------------------------------------------
Interest expenses                       0                     0                     0
---------------------------------------------------------------------------------------------
Exchange loss                          127                    0                     0
---------------------------------------------------------------------------------------------
Total financing costs                  127                    0                     0
---------------------------------------------------------------------------------------------
Net financing result                    82                    2                    21
---------------------------------------------------------------------------------------------

NOTE 15 ANALYSIS OF EXCHANGE RATE, CREDIT AND INTEREST RISKS ON THE PRESENT
LEVEL OF COMPANY ACTIVITIES, THESE COSTS ARE INSIGNIFICANT.

NOTE 16 TRANSACTIONS CONNECTED WITH RELATED PARTIES
THUF
                     30 SEPTEMBER 2003     31 DECEMBER 2002        31 DECEMBER 2001
-------------------- --------------------- --------------------- ---------------------
Loans received                       1900                  7650                  3000
-------------------- --------------------- --------------------- ---------------------
Provided loans                      10611                     0                     0
-------------------- --------------------- --------------------- ---------------------
Loan interest                         207                     0                     0
-------------------- --------------------- --------------------- ---------------------

NOTE 17 EXPECTED LIABILITIES

The Company has no expected liabilities in relation to the reporting period.


NOTE 18 EVENTS OCCURRING AFTER THE CLOSURE OF THE BALANCE SHEET

No other event has occurred after the closure of the balance sheet worth of presenting.

Differences between International Accounting Standards and U.S. Generally Accepted Accounting Principles

      Kft's financial statements were prepared in accordance with International Accounting Standards (IAS), which differ in certain respects from accounting principles generally accepted in the United States (U.S. GAAP). The principal differences between IAS and U.S. GAAP are presented below, together with explanations of certain adjustments that affect net loss and total shareholders' equity as of and for the years ended December 31, 2002 and 2001 and the nine months ended September 30, 2003.

                                                       Nine Months Ended   Years Ended
                                                         September 30,     December 31,

                                                         2002       2003       2003
                                                       --------   --------   --------
                                                         (THUF)    (THUF)      (THUF)

Reconciliation of net income (loss)
Net income (loss) reported under IAS                        869     (4,364)    (3,693)

U.S. GAAP adjustments
   Sales                                                (13,066)
   Costs of Sales                                         1,000
   Deferred taxes                                                     (831)      (704)
                                                       --------   --------   --------

Net loss (and comprehensive loss) under U.S. GAAP       (11,197)    (5,195)    (4,397)
                                                       ========   ========   ========


Reconciliation of stockholders' equity

Total stockholders' equity (deficit)
  reported under IAS, as reported                        26,212       (157)     2,067

Prior period adjustments                                 (1,535)      (704)
                                                       --------   --------   --------

Total stockholders' equity (deficit) reported under
    IAS,  as restated                                    24,677       (861)     2,067
U.S. GAAP adjustments
   Sales                                                (13,066)
   Costs of Sales                                         1,000
   Deferred taxes                                                     (831)      (704)
                                                       --------   --------   --------

Total stockholders' equity (deficit) under U.S. GAAP     12,611     (1,692)     1,363
                                                       ========   ========   ========

      Sales and Cost of Sales

      The financial statements have recognized sales although there were certain conditions as to completeness. Under U.S. GAAP, these sales are not recognized until all conditions are completed.

      Deferred Income Taxes

      The financial statements have recognized deferred tax assets although it is more likely than not, that the deferred tax asset will not be realized. Under U.S. GAAP, a valuation allowance is provided when realization is not considered more likely than not.


      Additional Notes to the Financial Statements as Required by U.S. GAAP

1.    Summary of Significant Accounting Policies

      Use of Estimates

      The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and revenues and expenses during the reporting period. Actual results could differ from those estimates.

      Financial Instruments

      The carrying amounts of financial instruments, including cash and accounts payable and accrued liabilities, approximate their fair values because of their relatively short maturities.

      New Accounting Pronouncements

      Management does not believe that any recently issued, but not yet effective accounting pronouncements, if adopted, would have a material effect on the accompanying financial statements.

2.    Operations and Organization

      Kft is engaged in the research and development of a patent pending battery charging technology for companies involved in the manufacture and distribution of battery chargers in the mobile communications, consumer, vehicular and industrial markets.

      Kft was organized under a syndicate agreement (Agreement) in April 2001, as amended. Under the Agreement, one stockholder was entitled to receive preferred dividends, certain voting powers, certain liquidation preferences and other rights until that stockholder receives dividends equal to all his capital contributions and loans to Kft.

      The Agreement also provides for this stockholder to provide loans repayable from available cash flow. The loans are interest free for two years and then will bear interest at a rate equal to the Hungarian Central Bank's Base Rate, per annum.

      This stockholder will also provide various loans to the other stockholders.

      Certain stockholders have also contributed a patent of certain technology, which has been recorded without value.

      During the years ended December 31, 2001, 2002, and the nine months ended September 30, 2003, the founding stockholders contributed an aggregate of 33,400
(THUF) in capital, 31,440(THUF) in cash and 1,960 (THUF) in equipment.

3.    Going Concern

      The accompanying financial statements contemplate the continuation of the Company as a going concern. However, Kft is in the development stage, and has no current sources of revenue. Without additional capital, it would be unlikely for the Company to complete its development and generate revenues; and continue as a going concern.

      Management's plans include raising funds from an equity financing. However, there can be no assurance that management will be successful in raising funds from an equity financing, or any other source nor from the generation of revenues.

4.    Related Party Transactions

      On July 22, 2003, Kft advanced 10,818(THUF) to a stockholder repayable on January 1, 2004, with interest at a rate equal to the rate of the Hungarian National Bank. The proceeds were used to acquire the parent company. Subsequent to September 30, 2003, the due date was extended to December 31, 2004

5.    Subsequent Event

      On December 24, 2003, all the outstanding shares of common stock of Kft were acquired by 10Charge, Inc. in exchange for 88,760,000 shares of common stock of the acquirer. The acquisition will be recorded as a reverse merger, whereby, the legal acquirer is deemed the accounting acquiree.


Item 7. Financial Statements and Exhibits

      (b) Unaudited Pro Forma Financial Information

      The unaudited pro forma consolidated statement of operations of 10Charge, Inc. and Subsidiary, reflecting adjustments to 10Charge, Inc.'s historical statement of income for the year ended December 31, 2002 and the nine months ended September 30, 2003 to reflect the acquisition of 10Charge, Kft (an Hungarian company), has not been presented because such pro forma financial statements would be substantially the same as the profit and loss account (statement of operations) of 10Charge, Kft, included in this form 8-K, for the year ended December 31, 2002 and the nine months ended September 30, 2003.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  July 2, 2004                             10Charge, Inc.
---------------------                           --------------------------
                                                (Registrant)


                                                /s/ Attila Reisz
                                                --------------------------
                                                Attila Reisz, President



Exhibits:

  23.1     Consent of Accountants